Product Warranties	12 Months Ended
Mar. 31, 2022
Guarantees [Abstract]
Product Warranties	Product Warranties
The Company offers various warranties on its products, including a 30-year limited warranty on certain fiber cement siding products in the United States. A typical warranty program requires the Company to replace defective products within a specified time period from the date of sale. It is possible that future warranty costs could differ from those estimates.
The following are the changes in the product warranty provision:

	31 March
(Millions of US dollars)	2022	2021	2020
Balance at beginning of period	$39.6	$42.4	$46.6
Increase in accrual	1.9	2.4	0.8
Settlements made in cash or in kind	(3.8)	(5.2)	(5.0)
Balance at end of period	$37.7	$39.6	$42.4